--------------------------------------------------------------------------------
                                 Jim P. Willard
                                    PRESIDENT
                           Paper Computer Corporation
                              24843 Del Prado, #318
                              Dana Point, CA 92629
            (Name and Address of Person Authorized to Receive Notices
          and Communications on Behalf of the Person Filing Statement)
--------------------------------------------------------------------------------
                                 WITH A COPY TO:
                             KARL E. RODRIGUEZ, ESQ
                     34700 Pacific Coast Highway, Suite 303
                           Capistrano Beach, CA 92624
                                 (949) 248-9561
                               fax (949) 248-1688
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  August 28, 2000

                        Commission File Number:  0-29735


                           Paper Computer Corporation

                          (formerly PNG VENTURES, INC.)

                (formerly TELECOMMUNICATIONS TECHNOLOGIES, LTD.)

Nevada                                                                88-0350286
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


24843  Del  Prado,  Suite  318,  Dana  Point,  California                  92629
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (949)  248-1765


                     UN-NUMBERED ITEM: FINANCIAL INFORMATION


     We have previously reported in an 8-K filed on April 26, 2000, our shareholders approved, and we reported, the acquisition of Paper Computer Corporation, as a wholly-owned subsidiary, for 9,228,686 new investment shares of our common stock. We have changed our corporate name to Paper Computer Corporation. This acquisition resulted in a change of control of our corporation.

     Provided herewith, as Attachment hereto, are unaudited pro-forma consolidated financial statements for March 31, 2000 of PNG Ventures, Inc. and Paper Computer Corporation as acquired. The pro forma consolidated balance sheet assumes (a) the recording of the issuance of the 9,228,686 shares of common stock for the acquisition, and (b) the elimination of the resulting corporation's investment in Paper Computer and its common stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

August  28,  2000

                           Paper Computer Corporation
                          (formerly PNG VENTURES, INC.)
                (formerly TELECOMMUNICATIONS TECHNOLOGIES, LTD.)

                                       by


                                /s/Jim P. Willard
                                 Jim P. Willard
                               authorized officer

--------------------------------------------------------------------------------
                                   ATTACHMENT

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                      FOR THE PERIOD ENDING MARCH 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PNG VENTURES, INC.
                          (a Development Stage Company)
                   Pro Forma Consolidated Financial Statements
                                 March 31, 2000
                                   (Unaudited)
--------------------------------------------------------------------------------

                               PNG VENTURES, INC.
                          (a Development Stage Company)
                       Proforma Consolidated Balance Sheet
                                 March 31, 2000
                                   (Unaudited)

                                            PNG              Paper                                       Pro Forma
                                            Ventures         Computer             Pro Forma            Consolidated
                                            Balance          Balance              Adjustments             Balance
                                            March 31,2000    March 31,2000    DR             CR        March 31,2000
--------------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets
Cash and Cash Equivalents. . . . . . . . .  $          100   $        9,229                            $       9,329
--------------------------------------------------------------------------------------------------------------------
Total Current Assets . . . . . . . . . . .             100            9,229                                    9,329
--------------------------------------------------------------------------------------------------------------------
Other Assets
Investment in Paper Computer . . . . . . .               0                0        (a)9,229  (b)9,229              0
Paper Computer Designs . . . . . . . . . .               0          100,000                                  100,000
--------------------------------------------------------------------------------------------------------------------
Total Other Assets . . . . . . . . . . . .               0          100,000                                  100,000
--------------------------------------------------------------------------------------------------------------------
Total Assets . . . . . . . . . . . . . . .  $          100   $      109,229                            $     109,329
====================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Notes Payable. . . . . . . . . . . . . . .  $            0   $      100,000                            $     100,000
--------------------------------------------------------------------------------------------------------------------
Total Current Lilabilites. . . . . . . . .               0          100,000                                  100,000
--------------------------------------------------------------------------------------------------------------------
Stockholders' Equity
Common Stock, Authorized 50,000,000
Shares of $0.001 par value, issued and
Outstanding 17,859,937 Shares. . . . . . .           8,631            9,229        (b)9,229  (a)9,229         17,860
Additional Paid In Capital . . . . . . . .          26,779                0                                   26,779
Retained Earnings. . . . . . . . . . . . .         (35,310)               0                                 (35,310)
--------------------------------------------------------------------------------------------------------------------
Stockholders' Eqity. . . . . . . . . . . .             100            9,229                                    9,329
--------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity  $          100   $      109,229                            $     109,329
====================================================================================================================

                               PNG VENTURES, INC.
                          (a Development Stage Company)
                 Pro Forma Consolidated Statement of Operations
                                 March 31, 2000
                                   (Unaudited)

                             PNG Ventures           Paper Computer                          Pro Forma
                           For January 1, 2000    For January 1, 2000       Pro Forma      Consolidated
                               through                through              Adjustments       Balance
                           March 31, 2000         March 31, 2000           Dr        Cr    March 31, 2000


Revenues. . . . . . . . .  $                  0   $                  0                      $          0
---------------------------------------------------------------------------------------------------------
Expenses
General & Administrative.                 4,900                      0                             4,900
---------------------------------------------------------------------------------------------------------
  Total Expenses. . . . .                (4,900)                     0                            (4,900)
---------------------------------------------------------------------------------------------------------
Net Income(Loss). . . . .               ($4,900)  $                  0                           ($4,900)
=========================================================================================================

                               PNG Ventures, Inc.
                          (a Development Stage Company)
              Notes to Pro Forma Consolidated Financial Statements
                                 March 31, 2000
                                   (Unaudited)


NOTE  1  -  Summary  of  Transaction

     On April 6, 2000, PNG Ventures, Inc. (the Company) completed an Agreement and Plan of Reorganization between the Company, a public Nevada corporation and Paper Computer Corp. a private Delaware corporation. On this date, the Company changed its name to Paper Computer.com Inc.and issued 9,228,686 shares of common stock for all the stock of Paper Computer. Thereby Paper Computer became a wholly owned subsidiary of the Company. The transaction was recorded using the purchase method of accounting.

NOTE  2  -  Management  Assumptions

     Paper Computer Corporation was incorporated on February 2, 2000 and is considered to be in the development stage. The pro forma consolidated statements of operations assumes that the entities were together as of January 1, 2000, no adjustments were necessary.

     The pro forma consolidated balance sheet assumes (a) the recording of the issuance of 9,228,686 shares of common stock for all of the outstanding stock of Paper Computer valued at $9,229, and (b) the elimination of the Company's investment in Paper Computer and Paper Computer's common stock.